UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 41.4%
CONSUMER DISCRETIONARY - 1.9%
Automobiles - 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,210,000	$1,260,845	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,290,000	1,626,684
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	862,976
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	383,464	(a)

Total Automobiles				4,133,969

Media - 0.8%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,358,625
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	849,250
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	250,000	244,495	(a)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	49,838
Viacom Inc., Senior Notes	4.250%	9/1/23	440,000	452,646
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,010,000	1,042,987

Total Media				3,997,841

Multiline Retail - 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,490,827

TOTAL CONSUMER DISCRETIONARY				9,622,637

CONSUMER STAPLES - 3.6%
Beverages - 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,240,000	1,423,500
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	146,840
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	280,000	264,373
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,210,000	1,345,167
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	140,939
Heineken NV, Senior Notes	1.400%	10/1/17	210,000	209,082	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	641,473
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	227,997	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	830,000	868,043	(a)

Total Beverages				5,267,414

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	2.250%	12/5/18	700,000	700,557
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	700,000	715,207
Kroger Co., Notes	3.900%	10/1/15	865,000	905,019
Kroger Co., Senior Notes	2.300%	1/15/19	830,000	822,111

Total Food & Staples Retailing				3,142,894

Food Products - 1.0%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	582,000	663,661
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	390,000	392,351
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,528,000	1,727,406
Mondelez International Inc., Senior Notes	4.000%	2/1/24	610,000	618,994
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	481,388	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,200,000	1,210,816	(a)

Total Food Products				5,094,616

Tobacco - 1.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	870,898
Altria Group Inc., Senior Notes	2.850%	8/9/22	650,000	609,961
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	470,000	466,235	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	980,000	1,211,332
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	1,280,000	1,467,574
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	110,000	103,409
Reynolds American Inc., Senior Notes	3.250%	11/1/22	230,000	216,384

Total Tobacco				4,945,793

TOTAL CONSUMER STAPLES				18,450,717

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 4.7%
Energy Equipment & Services - 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	$810,000	$995,392
Petrofac Ltd., Senior Notes	3.400%	10/10/18	700,000	713,189	(a)
Transocean Inc., Senior Notes	6.375%	12/15/21	160,000	179,832

Total Energy Equipment & Services				1,888,413

Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	77,662
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,410,000	1,614,189
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	621,320
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	320,000	332,052
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,279
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	510,000	505,708
ConocoPhillips, Senior Notes	5.200%	5/15/18	1,310,000	1,476,413
Devon Energy Corp., Senior Notes	6.300%	1/15/19	1,170,000	1,370,282
Ecopetrol SA, Senior Notes	4.250%	9/18/18	430,000	455,800
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	590,000	772,924
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,540,000	1,776,441
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	127,500	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	380,000	473,179
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	284,460
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	360,000	357,522
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	810,000	765,438
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	190,000	210,662
Petrobras Global Finance BV, Senior Notes	3.113%	3/17/20	370,000	369,630	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	670,000	613,064
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	760,000	782,998
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	616,163
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,287,035
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	525,887
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,024,800
Petroleos Mexicanos, Notes	4.875%	1/18/24	880,000	908,600	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	955,115
Phillips 66, Senior Notes	2.950%	5/1/17	310,000	323,384
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	110,000	121,138
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	30,000	33,375
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,290,000	1,415,894
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	276,921	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,300,000	1,413,987
Williams Cos. Inc., Notes	7.875%	9/1/21	370,000	439,609

Total Oil, Gas & Consumable Fuels				22,339,431

TOTAL ENERGY				24,227,844

FINANCIALS - 21.7%
Banks - 12.9%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	720,752
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	254,261	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	3,375,000	3,780,182
Bank of America Corp., Senior Notes	2.600%	1/15/19	790,000	793,117
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	943,314
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,558,164
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,230,000	1,255,690
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	820,000	1,099,071	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	210,040
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	297,027

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - 12.9% (continued)
BNP Paribas SA, Senior Notes	2.700%	8/20/18	$1,110,000	$1,132,039
Citigroup Inc., Senior Notes	6.375%	8/12/14	224,000	228,703
Citigroup Inc., Senior Notes	5.500%	10/15/14	209,000	214,508
Citigroup Inc., Senior Notes	6.000%	8/15/17	1,060,000	1,201,470
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,460,000	1,860,157
Citigroup Inc., Senior Notes	5.375%	8/9/20	590,000	663,854
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	150,000	152,905
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	220,000	220,849
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	300,000	283,035
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	720,000	766,943
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,686,903	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	661,960	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	680,000	687,102
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	665,000	882,788	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,010,000	1,070,786
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	720,000	740,920
Credit Agricole Home Loan SFH, Secured Bonds	0.987%	7/21/14	400,000	400,769	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,225,800	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	979,177	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,534,742	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	430,529
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	950,000	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	730,000	778,506	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	379,616	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	245,714
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	970,000	973,981
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	310,000	324,399
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	490,000	528,190
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	139,005
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	580,000	549,039
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,127,817
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	300,000	288,609
Lloyds Bank PLC, Senior Notes	2.300%	11/27/18	940,000	939,069
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,178,881	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,134,137	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	1,000,000	1,048,900	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,860,335	(a)
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	1,700,000	1,748,093	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	3,000,000	3,001,737
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	240,000	245,090
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	180,000	182,471
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,156,418	(a)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,310,000	1,357,802	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	535,802	(a)
Swedbank AB, Senior Secured Notes	2.375%	4/5/17	1,900,000	1,960,059	(a)
U.S. Bancorp, Senior Notes	4.200%	5/15/14	1,190,000	1,195,398
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	288,034
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/23/14	3,908,000	3,756,565	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,240,801
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	210,000	207,995

Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	690,000	669,704

Total Banks				66,929,724

Capital Markets - 4.2%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	970,000	1,119,550
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,152,257	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - 4.2% (continued)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	5/23/14	$2,020,000	$1,555,400	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	70,308
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	640,000	644,252
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	3,000,000	3,347,214
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,199,803
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,473,439
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	5/23/14	6,200,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(b)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,810,000	2,013,164
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	892,436
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,874,319
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	751,685
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	340,689	(a)
UBS AG London, Senior Secured Notes	0.750%	3/24/16	2,530,000	2,526,663	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	489,000	502,124
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	200,000	214,489

Total Capital Markets				21,677,792

Consumer Finance - 1.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	930,000	1,019,001	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,100,000	2,139,182
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,170,000	1,202,978	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	840,000	980,230
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	624,075
SLM Corp., Senior Notes	3.875%	9/10/15	600,000	618,000
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	940,000	931,404

Total Consumer Finance				7,514,870

Diversified Financial Services - 2.4%
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,401,078	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	222,990
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,000,000	1,142,881
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	258,271
General Electric Capital Corp., Senior Notes	5.550%	5/4/20	220,000	253,480
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,700,000	1,866,996
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,795,000	1,974,500	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	285,950	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,930,000	2,147,125	(a)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,168,953
SSIF Nevada LP, Senior Notes	0.942%	4/14/14	1,570,000	1,570,316	(a)(b)

Total Diversified Financial Services				12,292,540

Insurance - 0.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	285,690
American International Group Inc., Senior Notes	8.250%	8/15/18	600,000	749,995
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	731,600	(a)

Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	370,000	485,526	(a)

Total Insurance				2,252,811

Thrifts & Mortgage Finance - 0.4%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	888,420
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	53,337
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	538,004
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	379,267	(a)

Total Thrifts & Mortgage Finance				1,859,028

TOTAL FINANCIALS				112,526,765

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
HEALTH CARE - 2.3%
Biotechnology - 0.3%
Gilead Sciences Inc., Senior Bonds	2.050%	4/1/19	$1,390,000	$1,377,467

Health Care Equipment & Supplies - 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	570,000	636,366
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	428,144
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	210,440

Total Health Care Equipment & Supplies				1,274,950

Health Care Providers & Services - 0.9%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	1,420,000	1,503,492
Humana Inc., Senior Notes	7.200%	6/15/18	760,000	903,492
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	104,649
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	630,000	612,763
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	401,869
WellPoint Inc., Notes	5.875%	6/15/17	100,000	112,750
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	130,871
WellPoint Inc., Senior Notes	4.350%	8/15/20	690,000	733,250
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	71,476
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	315,798

Total Health Care Providers & Services				4,890,410

Life Sciences Tools & Services - 0.3%
Agilent Technologies Inc., Senior Notes	5.000%	7/15/20	860,000	940,702
Thermo Fisher Scientific Inc., Senior Notes	2.400%	2/1/19	520,000	517,825
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	285,181

Total Life Sciences Tools & Services				1,743,708

Pharmaceuticals - 0.5%
AbbVie Inc., Senior Notes	1.750%	11/6/17	780,000	782,465
AbbVie Inc., Senior Notes	2.900%	11/6/22	540,000	519,848
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	190,000	187,161	(a)
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	750,000	741,858	(a)
Zoetis Inc., Senior Notes	1.875%	2/1/18	240,000	238,358
Zoetis Inc., Senior Notes	3.250%	2/1/23	170,000	163,974

Total Pharmaceuticals				2,633,664

TOTAL HEALTH CARE				11,920,199

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,470,866

Airlines - 0.2%
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	125,519	139,326
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	721,541	772,049

Total Airlines				911,375

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	320,000	318,460
Eaton Corp., Senior Notes	2.750%	11/2/22	1,400,000	1,325,286

Total Electrical Equipment				1,643,746

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	270,000	271,221
United Technologies Corp., Senior Notes	4.500%	4/15/20	280,000	306,880

Total Industrial Conglomerates				578,101

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	$360,000	$360,314
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	110,000	105,336

Total Machinery				465,650

Road & Rail - 0.4%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,342,059

TOTAL INDUSTRIALS				7,411,797

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
MasterCard Inc., Senior Notes	3.375%	4/1/24	640,000	638,955

Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	860,000	853,240

TOTAL INFORMATION TECHNOLOGY				1,492,195

MATERIALS - 2.5%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	180,000	193,680
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	360,000	424,360
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	200,000	220,639

Total Chemicals				838,679

Metals & Mining - 2.3%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	680,000	645,072
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	810,000	972,549
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	303,349
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	780,000	784,010
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	140,000	137,463
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	110,000	109,684
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	820,000	797,712
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	480,000	458,409
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	470,000	453,850	(a)
Rio Tinto Finance USA Ltd., Senior Notes	8.950%	5/1/14	90,000	90,603
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,135,632
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	621,666
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,350,000	1,282,882
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	726,326
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	53,274
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,976,000	1,961,828
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	110,096	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	530,000	536,092	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	680,000	688,228	(a)

Total Metals & Mining				11,868,725

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	331,588

TOTAL MATERIALS				13,038,992

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.9%
AT&T Inc., Global Notes	5.500%	2/1/18	360,000	406,176
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	395,772
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	129,679
AT&T Inc., Senior Notes	3.875%	8/15/21	370,000	385,908
British Telecommunications PLC, Senior Notes	2.350%	2/14/19	950,000	945,590
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	550,000	600,891
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	118,924

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - 1.9% (continued)
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	$470,000	$516,685
Verizon Communications Inc., Senior Notes	3.650%	9/14/18	920,000	979,369
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	290,000	342,094
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	940,000	1,020,880
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	470,000	476,435
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	200,000	182,258
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,840,000	3,107,866
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	310,000	314,944

Total Diversified Telecommunication Services				9,923,471

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,210,000	1,245,090

TOTAL TELECOMMUNICATION SERVICES				11,168,561

UTILITIES - 0.8%
Electric Utilities - 0.5%
Exelon Corp., Notes	4.900%	6/15/15	600,000	627,686
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	160,812
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	880,000	877,329
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,047,534

Total Electric Utilities				2,713,361

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,310,000	1,658,391

TOTAL UTILITIES				4,371,752

TOTAL CORPORATE BONDS & NOTES (Cost - $211,603,811)				214,231,459

ASSET-BACKED SECURITIES - 11.7%
Access Group Inc., 2005-A A3	0.639%	7/25/34	2,560,000	2,388,987	(b)
Access Group Inc., 2005-B A2	0.469%	7/25/22	583,708	579,044	(b)
Aegis Asset-Backed Securities Trust, 2005-3 M1	0.624%	8/25/35	962,816	948,947	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,259,827	(a)
Apidos CDO, 2013-16A A1	1.706%	1/19/25	250,000	248,625	(a)(b)(f)
Apidos CDO, 2013-16A B	3.056%	1/19/25	800,000	795,200	(a)(b)(f)
Arrowpoint CLO Ltd., 2014-2A A1L	1.734%	3/12/26	1,270,000	1,266,755	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	258,546	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.679%	3/25/44	1,054,299	1,028,527	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.555%	9/15/17	1,420,000	1,423,851	(a)(b)
Carlyle Global Market Strategies, 2013-4A A1	1.708%	10/15/25	740,000	736,633	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	400,000	393,944	(a)(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.814%	4/25/32	215,839	143,244	(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.415%	6/15/29	1,115,061	1,070,079	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	1,747,178	1,473,634	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.594%	5/25/35	347,616	344,843	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.774%	1/25/35	662,905	654,181	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	400,847	436,667
Educational Funding of the South Inc., 2011-1 A2	0.889%	4/25/35	3,100,000	3,101,795	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.156%	4/25/33	1,520,000	1,532,484	(a)(b)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1	1.284%	3/25/33	1,308,026	1,255,249	(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	700,000	694,890	(a)(b)(f)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	500,000	495,050	(a)(b)(f)
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.505%	9/15/16	820,000	820,750	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 11.7% (continued)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	$325,000	$295,803	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.654%	3/13/32	450,000	402,530	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	174,688	172,139	(a)
GSAA Home Equity Trust, 2005-8 A4	0.426%	6/25/35	1,005,985	939,116	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	210,000	217,445	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	179,918	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.414%	3/25/31	122,717	101,214	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.454%	11/25/34	440,529	436,917	(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	5,034	5,034
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1	1.504%	2/25/33	1,356,060	1,279,081	(b)
National Collegiate Student Loan Trust	0.394%	11/27/28	1,794,068	1,715,197	(b)
National Collegiate Student Loan Trust, 2006-4 A2	0.294%	12/27/27	785,413	768,658	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.506%	12/7/20	1,960,189	1,962,776	(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.741%	4/15/26	390,000	388,635	(a)(b)(f)
Opteum Mortgage Acceptance Corp., 2005-1 M4	0.924%	2/25/35	1,180,000	1,098,199	(b)
Option One Mortgage Loan Trust, 2005-2 M1	0.594%	5/25/35	3,170,000	2,819,338	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	122,517	125,311
Saranac CLO I Ltd., 2013-1A A1A	1.789%	10/26/24	750,000	748,125	(a)(b)
Saranac CLO I Ltd., 2013-1A C	3.009%	10/26/24	250,000	241,250	(a)(b)
Saranac CLO Ltd., 2014-2A B	2.283%	2/20/25	500,000	488,500	(a)(b)
SASCO Mortgage Loan Trust, 2005-GEL1 M1	0.704%	12/25/34	879,785	861,419	(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	1,700,000	1,689,290	(a)(b)(f)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	250,000	248,325	(a)(b)(f)
SLM Student Loan Trust, 2002-A A2	0.783%	12/16/30	2,410,249	2,372,461	(b)
SLM Student Loan Trust, 2003-04 A5A	0.983%	3/15/33	583,816	581,760	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.983%	3/15/33	2,106,552	2,099,132	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.983%	12/15/25	880,000	879,066	(a)(b)
SLM Student Loan Trust, 2005-04 A3	0.359%	1/25/27	1,600,000	1,572,293	(b)
SLM Student Loan Trust, 2005-07 A4	0.389%	10/25/29	1,000,000	961,748	(b)
SLM Student Loan Trust, 2005-5 B	0.489%	10/25/40	838,351	739,742	(b)
SLM Student Loan Trust, 2011-B A1	1.005%	12/16/24	613,078	614,929	(a)(b)
SLM Student Loan Trust, 2012-06 A2	0.434%	9/25/19	1,300,000	1,296,598	(b)
SLM Student Loan Trust, 2012-06 A3	0.904%	5/26/26	1,500,000	1,517,229	(b)
SLM Student Loan Trust, 2013-A A1	0.755%	8/15/22	734,455	735,907	(a)(b)
Sound Point CLO Ltd., 2014-1A B1	2.134%	4/18/26	800,000	782,560	(a)(b)(f)
Soundview Home Equity Loan Trust, 2005-3 M2	0.934%	6/25/35	186,635	184,358	(b)
Trade Maps Ltd., 2013-1A A	0.854%	12/10/18	2,590,000	2,598,081	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	473,349	487,569
Venture CDO Ltd., 2013-15A B1	2.330%	7/15/25	500,000	497,800	(a)(b)(f)
Venture CDO Ltd., 2013-15A C	3.380%	7/15/25	500,000	499,250	(a)(b)(f)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	1,480,000	1,472,509	(a)(b)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $59,263,254)				60,428,964

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.8%
ACRE Commercial Mortgage Trust	3.157%	6/15/30	130,000	130,734	(a)(b)
ACRE Commercial Mortgage Trust	4.557%	6/15/30	330,000	332,482	(a)(b)
ARM Trust, 2004-5 4A1	4.905%	4/25/35	1,655,930	1,646,221	(b)
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.766%	5/10/45	630,000	669,192	(b)
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	770,000	824,772
Bear Stearns Alt-A Trust, 2005-2 2A4	2.621%	4/25/35	766,843	731,959	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	340,000	385,432	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.8% (continued)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AMA	6.087%	6/11/50	$970,000	$1,083,867	(b)
CD Commercial Mortgage Trust, 2007-CD5 AMA	6.116%	11/15/44	1,000,000	1,118,054	(b)
Citigroup Commercial Mortgage Trust, 2005-C3 AM	4.830%	5/15/43	300,000	310,879	(b)
Citigroup Commercial Mortgage Trust, 2012-GC8 XA, IO	2.234%	9/10/45	2,903,150	325,954	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.554%	10/25/35	1,029,407	862,972	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.380%	2/25/36	552,102	553,541	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	170,000	175,602
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	170,000	174,920
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	72,426	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	40,000	41,365	(b)
Commercial Mortgage Trust, 2014-LC15 XA, IO	1.601%	4/10/47	6,830,000	607,556	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.609%	3/10/47	4,150,000	392,183	(b)
Countrywide Home Loans, 2004-20 2A1	2.657%	9/25/34	236,366	189,531	(b)
Countrywide Home Loans, 2004-R1 1AF	0.554%	11/25/34	215,253	196,183	(a)(b)
Credit Suisse Mortgage Trust, 2014-SURF B	1.455%	2/15/29	660,000	661,096	(a)(b)
Credit Suisse Mortgage Trust, 2014-SURF C	1.955%	2/15/29	400,000	400,660	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,114,282	749,581
Del Coronado Trust, 2013-HDC A	0.955%	3/15/26	920,000	920,053	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.988%	6/25/34	360,242	338,799	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 3AF1	0.435%	4/15/36	2,449,088	2,289,965	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.705%	2/25/48	485,706	485,948	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.855%	12/29/45	1,319,579	1,323,363	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	7,835	8,440
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	953	161
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.095%	9/15/42	1,611,482	319,261	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K037 X1, IO	1.200%	1/25/24	6,800,000	522,186	(b)
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,835,251	493,635
Federal National Mortgage Association (FNMA), 2013-073 IA, IO	3.000%	9/25/32	2,841,896	432,279
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	1,067	1,055
FREMF Mortgage Trust, 2013-KF02 C	2.823%	12/25/45	328,024	340,331	(a)(b)
FREMF Mortgage Trust, 2014-K36 C	4.361%	12/25/46	380,000	361,475	(a)(b)
FREMF Mortgage Trust, 2014-K714 B	3.724%	1/25/47	280,000	281,027	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.724%	1/25/47	150,000	144,474	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	870,000	919,258	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.509%	8/20/58	1,187,708	1,179,735	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.609%	11/20/60	2,579,236	2,562,241	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.659%	2/20/61	849,607	846,198	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.659%	3/20/61	430,316	428,463	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.8% (continued)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.629%	8/20/61	$3,780,780	$3,759,498	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.291%	4/16/53	5,322,622	353,662	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.509%	12/20/62	1,767,193	1,745,858	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.559%	3/20/63	3,461,729	3,425,672	(b)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	500,000	527,554
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	350,000	372,338
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	290,000	309,091	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.504%	1/25/35	253,161	212,729	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.551%	1/19/35	572,714	577,695	(b)
HarborView Mortgage Loan Trust, 2005-9 B1	0.757%	6/20/35	2,025,174	1,722,465	(b)
HSI Asset Securitization Corp. Trust, 2005-NC2 2A4	0.934%	8/25/35	195,626	194,838	(b)
IMPAC Secured Assets Corp., 2006-5 2A	0.354%	12/25/36	1,548,888	1,424,729	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	380,000	398,073
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.082%	11/15/45	160,000	167,832	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.888%	1/15/47	90,000	95,205	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AM	5.282%	12/15/44	500,000	534,876	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	56,000	61,139
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.555%	10/15/30	600,000	600,384	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN B	2.305%	10/15/30	550,000	550,663	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.705%	10/15/30	460,000	460,820	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.868%	7/15/44	1,110,000	1,239,728	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.150%	9/15/45	1,250,000	1,425,059	(b)
MASTR ARM Trust, 2004-11 M1	0.794%	11/25/34	419,556	406,669	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.379%	2/25/34	604,002	610,361	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.127%	4/25/35	187,648	176,898	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.883%	8/15/45	1,145,367	104,606	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	550,000	574,512	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	0.604%	7/25/34	822,611	797,663	(b)
RBSCF Trust, 2013-GSP A	3.834%	1/13/32	1,027,000	1,044,171	(a)(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	306,168	313,735
SACO I Trust, 2007-VA1 A	8.817%	6/25/21	832,146	842,703	(a)(b)
Sequoia Mortgage Trust, 2003-03 A1	0.817%	7/20/33	642,314	626,874	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.457%	12/20/34	934,263	931,730	(b)
UBS Barclays Commercial Mortgage Trust, 2012-C4 XA, IO	1.874%	12/10/45	1,596,269	175,795	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	315,120	296,162	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR6 2AB3	0.424%	4/25/45	992,783	918,026	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.615%	8/25/34	717,781	743,700	(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.508%	3/15/47	1,980,000	166,134	(b)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $55,799,225)				55,725,156

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 3.1%
FHLMC - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	2.375%	12/1/34	$305,558	$324,115	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.451%	7/1/35	1,009,056	1,078,617	(b)

Total FHLMC				1,402,732

FNMA - 2.3%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	2,135	2,191
Federal National Mortgage Association (FNMA)	2.325%	3/1/18	3,860	4,024	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	9,916	11,346
Federal National Mortgage Association (FNMA)	3.500%	4/16/29	400,000	419,375	(h)
Federal National Mortgage Association (FNMA)	3.500%	8/1/33-9/1/43	881,667	894,607
Federal National Mortgage Association (FNMA)	2.335%	12/1/34	118,949	127,918	(b)
Federal National Mortgage Association (FNMA)	1.916%	1/1/35	1,389,762	1,465,090	(b)
Federal National Mortgage Association (FNMA)	5.000%	12/1/35	1,167,193	1,273,004
Federal National Mortgage Association (FNMA)	1.857%	5/1/43	6,618,149	6,665,565	(b)
Federal National Mortgage Association (FNMA)	4.500%	5/12/44	800,000	850,500	(h)

Total FNMA				11,713,620

GNMA - 0.5%
Government National Mortgage Association (GNMA)	1.998%	6/20/60	2,343,465	2,471,673	(b)
Government National Mortgage Association (GNMA) II	4.500%	4/22/44	400,000	431,188	(h)

Total GNMA				2,902,861

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $15,813,614)				16,019,213

MUNICIPAL BONDS - 0.2%
Virginia - 0.2%
Virginia State Housing Development Authority (Cost - $1,218,057)	6.000%	6/25/34	1,232,787	1,278,400

SOVEREIGN BONDS - 3.8%
Canada - 0.8%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,385,020
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,590,476
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,325,349

Total Canada				4,300,845

Colombia - 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	910,000	950,040

Germany - 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	365,627

Indonesia - 0.2%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	262,200	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000	825,714	(a)

Total Indonesia				1,087,914

Japan - 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,745,750

Mexico - 0.8%
United Mexican States, Senior Notes	3.500%	1/21/21	4,151,000	4,202,887

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Poland - 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	$1,480,000	$1,490,230

Russia - 0.3%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	270,000	277,722	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	1,043,185	1,186,623	(a)

Total Russia				1,464,345

South Africa - 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	1,150,000	1,236,250

Turkey - 0.4%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	140,000	146,020
Republic of Turkey, Senior Bonds	5.750%	3/22/24	970,000	1,002,737
Republic of Turkey, Senior Notes	7.000%	3/11/19	360,000	401,400
Republic of Turkey, Senior Notes	6.250%	9/26/22	278,000	298,711

Total Turkey				1,848,868

TOTAL SOVEREIGN BONDS (Cost - $19,365,045)				19,692,756

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 23.5%
U.S. Government Agencies - 5.3%
Farmer Mac	3.000%	9/22/14	120,000	121,654
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,754,512	(a)
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,296,361
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	4,780,000	4,578,322
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	2,200,000	2,154,871
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	7,480,934
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,816,003
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	86,487
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,234,304
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,880,199

Total U.S. Government Agencies				27,403,647

U.S. Government Obligations - 18.2%
U.S. Treasury Bonds	3.625%	2/15/44	2,170,000	2,195,090
U.S. Treasury Notes	0.750%	3/15/17	520,000	518,050
U.S. Treasury Notes	0.750%	10/31/17	26,420,000	25,992,736
U.S. Treasury Notes	1.375%	6/30/18	1,940,000	1,930,905
U.S. Treasury Notes	1.500%	8/31/18	1,900,000	1,896,438
U.S. Treasury Notes	1.500%	2/28/19	180,000	178,200
U.S. Treasury Notes	1.625%	3/31/19	5,330,000	5,302,934
U.S. Treasury Notes	3.625%	8/15/19	3,640,000	3,974,141
U.S. Treasury Notes	2.000%	9/30/20	29,180,000	28,833,487
U.S. Treasury Notes	2.000%	11/30/20	17,920,000	17,651,200
U.S. Treasury Notes	2.000%	2/28/21	80,000	78,481
U.S. Treasury Notes	2.250%	3/31/21	5,940,000	5,918,652

Total U.S. Government Obligations				94,470,314

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $120,824,997)				121,873,961

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.2%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	381,353	389,159
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	2,121,907	2,125,555
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	3,449,452	3,505,774
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	10,673,419	10,556,673

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $16,473,107)				16,577,161

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.75		6/16/14	116	$4,350
U.S. Treasury 30-Year Notes, Call @ $135.00		4/25/14	53	23,187
U.S. Treasury 5-Year Notes, Call @ $121.75		5/23/14	91	711

TOTAL PURCHASED OPTIONS (Cost - $42,892)				28,248

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $500,404,002)				505,855,318

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 3.2%
Repurchase Agreements - 3.2%
Goldman Sachs & Co. repurchase agreement dated 3/31/14; Proceeds at maturity - $16,800,033; (Fully collateralized by U.S. government agency obligations, 1.680% due 11/19/2018; Market value - $17,145,463) (Cost - $16,800,000)	0.070%	4/1/14	$16,800,000	16,800,000

TOTAL INVESTMENTS - 100.9% (Cost - $517,204,002#)				522,655,318
Liabilities in Excess of Other Assets - (0.9)%				(4,780,142)

TOTAL NET ASSETS - 100.0%				$517,875,176

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of March 31, 2014.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Put	6/16/14	$99.63	116	$1,450
U.S. Treasury 30-Year Notes Futures, Call	4/25/14	137.00	106	14,906
U.S. Treasury 5-Year Notes Futures, Put	5/23/14	117.75	71	16,086
U.S. Treasury 10-Year Notes Futures, Call	5/23/14	126.50	29	3,172
U.S. Treasury 10-Year Notes Futures, Put	5/23/14	121.50	29	8,156

TOTAL WRITTEN OPTIONS (Premiums received - $47,612)				$43,770

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$214,231,459	$0	*	$214,231,459
Asset-backed securities	—	56,304,359	4,124,605		60,428,964
Collateralized mortgage obligations	—	55,725,156	—		55,725,156
Mortgage-backed securities	—	16,019,213	—		16,019,213
Municipal bonds	—	1,278,400	—		1,278,400
Sovereign bonds	—	19,692,756	—		19,692,756
U.S. government & agency obligations	—	121,873,961	—		121,873,961
U.S. Treasury inflation protected securities	—	16,577,161	—		16,577,161
Purchased options	$28,248	—	—		28,248

Total long-term investments	$28,248	$501,702,465	$4,124,605		$505,855,318

Short-term investments†	—	16,800,000	—		16,800,000

Total investments	$28,248	$518,502,465	$4,124,605		$522,655,318

Other financial instruments:
Futures contracts	$125,591	—	—		$125,591
OTC credit default swaps on corporate issues - sell protection‡	—	$17,214	—		17,214
Centrally cleared interest rate swaps	—	43,438	—		43,438

Total other financial instruments	$125,591	$60,652	—		$186,243

Total	$153,839	$518,563,117	$4,124,605		$522,841,561

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$43,770	—	—		$43,770
Futures contracts	349,840	—	—		349,840
OTC credit default swaps on corporate issues - buy protection‡	—	$17,947	—		17,947
Centrally cleared interest rate swaps	—	12,674	—		12,674

Total	$393,610	$30,621	—		$424,231

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

Notes to Schedule of Investments (unaudited) (continued)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At March 31, 2014, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related

Notes to Schedule of Investments (unaudited) (continued)

contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $61,717. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,413,853
Gross unrealized depreciation	(8,962,537)

Net unrealized appreciation	$5,451,316

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	60	3/15	$14,933,045	$14,934,000	$955
90-Day Eurodollar	106	6/16	26,025,995	26,034,925	8,930
90-Day Eurodollar	323	12/16	79,009,700	78,872,563	(137,137)
U.S. Treasury 2-Year Notes	112	6/14	24,622,802	24,591,000	(31,802)
U.S. Treasury 10-Year Notes	244	6/14	30,277,996	30,134,000	(143,996)

					(303,050)

Contracts to Sell:
90-Day Eurodollar	164	6/18	39,650,055	39,585,500	64,555
90-Day Eurodollar	60	3/16	14,807,055	14,782,500	24,555
U.S. Treasury 5-Year Notes	38	6/14	4,546,815	4,520,219	26,596
U.S. Treasury Long-Term Bonds	23	6/14	3,049,839	3,064,031	(14,192)
U.S. Treasury Ultra Long-Term Bonds	22	6/14	3,155,600	3,178,313	(22,713)

					78,801

Net unrealized loss on open futures contracts					$(224,249)

At March 31, 2014, the Fund held TBA securities with a total cost of $1,702,398.

During the period ended March 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	305	$68,962
Options written	1,036	209,495
Options closed	(525)	(132,450)
Options exercised	—	—
Options expired	(465)	(98,395)

Written options, outstanding as of March 31, 2014	351	$47,612

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	0.52%	1.000% quarterly	$17,214	$(21,679)	$38,893

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	$330,000	3/20/15	0.72%	5.000% quarterly	$(13,773)	$624	$(14,397)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/14)	100,000	3/20/15	0.72%	5.000% quarterly	(4,174)	263	(4,437)

Total	$430,000				$(17,947)	$887	$(18,834)

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas	$45,470,000	3/29/19	3.295% semi-annually	3-Month LIBOR	—	$43,438
BNP Paribas	43,430,000	3/31/17	3-Month LIBOR	1.890% semi-annually	$2,038	(12,674)

Total	$88,900,000				$2,038	$30,764

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

			Futures Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$28,248	$(43,770)	$125,591	$(349,840)	$43,438	$(12,674)	—	$(209,007)
Credit Risk	—	—	—	—			$(733)	(733)

Total	$28,248	$(43,770)	$125,591	$(349,840)	$43,438	$(12,674)	$(733)	$(209,740)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$66,789
Written options	65,693
Futures contracts (to buy)	120,927,552
Futures contracts (to sell)	42,082,642

Average Notional Balance
Interest rate swap contracts	$22,225,000
Credit default swap contracts (to buy protection)	430,000
Credit default swap contracts (to sell protection)	860,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 28, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 28, 2014